UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
Amendment No. 1
Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2005
SAFENET, INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-20634 (Commission File Number)	52-1287752 (IRS Employer Identification No.)
4690 Millennium Drive
Belcamp, Maryland 21017
(Address of Principal Executive Offices) (Zip Code)
(443) 327-1200
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
     On June 10, 2005, SafeNet, Inc. (“SafeNet”) completed the merger of Sidecast Merger Corp., a Delaware corporation and wholly-owned subsidiary of SafeNet (“Merger Sub”), with and into MediaSentry, Inc., a Georgia corporation (“MediaSentry”), pursuant to the terms and conditions of the Agreement and Plan of Reorganization (the “Merger Agreement”) by and among SafeNet, Merger Sub, MediaSentry, certain of the shareholders of MediaSentry, and the representative of the shareholders of MediaSentry. Pursuant to the merger, MediaSentry became a wholly-owned subsidiary of SafeNet and the shareholders of MediaSentry were paid aggregate consideration of approximately $20 million, consisting of an aggregate of approximately $14 million in cash and $6 million in shares of common stock of SafeNet, subject to adjustment in accordance with the terms of the Merger Agreement, and complemented by an earnout schedule. The parties have agreed that $4 million of the shares of SafeNet stock to be issued as consideration will be held in escrow for one year after closing as security for any claims of SafeNet under the Merger Agreement.
     On June 14, 2005, SafeNet filed a Current Report on Form 8-K reporting that it had completed the acquisition of MediaSentry and that the financial statements and pro forma financial information required under Item 9.01 would be filed on or before August 26, 2005. This Amendment No. 1 to the Current Report on Form 8-K contains the required financial statements and pro forma financial information.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired:

Unaudited financial statements of MediaSentry, Inc. as of March 31, 2005 and for the three month periods ended March 31, 2005 and 2004, and the notes related thereto, are attached as Exhibit 99.1 hereto.

Audited financial statements of MediaSentry, Inc. as of December 31, 2004, and for the year then ended, and the notes related thereto, are attached as Exhibit 99.2 hereto.

(b)	Pro forma financial information:

Unaudited pro forma financial information as of March 31, 2005, and for the year ended December 31, 2004 and the three months ended March 31, 2005, and the notes related thereto, is attached as Exhibit 99.3 hereto.

(c)	Exhibits:

Exhibit 2.1	Agreement and Plan of Reorganization dated June 1, 2005 by and among SafeNet, Inc., Sidecast Merger Corp., MediaSentry, Inc., certain of the shareholders of MediaSentry, Inc., and the representative of the shareholders of MediaSentry, Inc. (filed as an exhibit to the Form 8-K filed by SafeNet, Inc. with the Securities and Exchange Commission on June 6, 2005 and incorporated herein by reference).

Exhibit 23.1	Consent of Eisner LLP

Exhibit 99.1	Unaudited financial statements of MediaSentry, Inc. as of March 31, 2005, and for the three month periods ended March 31, 2005 and 2004, and the notes related thereto.

Exhibit 99.2	Audited financial statements of MediaSentry, Inc. as of December 31, 2004, and for the year then ended, and the notes related thereto.

Exhibit 99.3	Unaudited pro forma financial information as of March 31, 2005, and for the year ended December 31, 2004 and the three months ended March 31, 2005, and the notes related thereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2005

SAFENET, INC.

	By:	/s/ Anthony A. Caputo

Anthony A. Caputo,
Chairman and Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SAFENET, INC.
EXHIBIT INDEX TO FORM 8-K

EXHIBIT NO.	ITEM

2.1	Agreement and Plan of Reorganization dated June 1, 2005 by and among SafeNet, Inc., Sidecast Merger Corp., MediaSentry, Inc., certain of the shareholders of MediaSentry, Inc., and the representative of the shareholders of MediaSentry, Inc. (filed as an exhibit to the Form 8-K filed by SafeNet, Inc. with the Securities and Exchange Commission on June 6, 2005 and incorporated herein by reference).

23.1	Consent of Eisner LLP

99.1	Unaudited financial statements of MediaSentry, Inc. as of March 31, 2005, and for the three month periods ended March 31, 2005 and 2004, and the notes related thereto.

99.2	Audited financial statements of MediaSentry, Inc. as of December 31, 2004, and for the year then ended, and the notes related thereto.

99.3	Unaudited pro forma financial information as of March 31, 2005, and for the year ended December 31, 2004 and the three months ended March 31, 2005, and the notes related thereto.